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                                                                    Exhibit 3.35
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[State Seal]      State of North Carolina
                  Department of the Secretary of State

                                       CERTIFICATE OF DOMESTIC LIMITED PARTNERSHIP

Pursuant to ss. 59-201 of the General Statutes of North Carolina, the undersigned hereby submits this Certificate of
Domestic Limited Partnership.

1.       The name of the limited partnership is: ____________________________________________________________________
(The name must contain the words "Limited Partnership," or the abbreviation "L.P." or "LP," or the combination "Ltd.
Partnership").

2.       If formed prior to October 1, 1986, complete this section:

         County of Filing _____________________________________         County File Number __________________________

         Date of Filing  ______________________________________

3.       Name of Registered Agent:  C T Corporation System
                                    ---------------------------------------------------------

4.       Address of Registered Office:

         Number and Street 225 Hillsborough Street
                           ------------------------------------------------------------------------------------------

         City, State, Zip Code Raleigh, North Carolina, 27603                                        County Wake
                               ---------------------------------------------------------------------        ---------

5.       Address of office where records are kept, if not kept at registered office:

         Number and Street __________________________________________________________________________________________

         City, State, Zip Code _____________________________________________________________________ County _________

6.       Latest date upon which the limited partnership is to dissolve.  (If no date is specified, there shall be no limit on the limited partnership's duration.) _______________________________________________________________________

7.       State the name, address, including county and city or town, and street and number, if any, of each general partner.  (Attach additional sheets if necessary.)









8.       This registration will be effective upon filing, unless a date and/or time is specified:
________________________________________
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9. The following and attached signatures of EACH general partner constitute an affirmation under the penalty of perjury that the facts herein are true.

(a)      If the general partner is an individual, complete this section:

         Signature _________________________________________________            Date ________________________________
         Typed or Printed Name _____________________________________

         Signature _________________________________________________            Date ________________________________
         Typed or Printed Name _____________________________________

         Signature _________________________________________________            Date ________________________________
         Typed or Printed Name _____________________________________

         Signature _________________________________________________            Date ________________________________
         Typed or Printed Name _____________________________________

(b)      If the general partner is a corporation or other entity, complete this section.

         Name of corporation or other entity ________________________________________________________________________
         Signature of officer _______________________________________________________________________________________
         Name and Title of officer __________________________________________________________________________________
         Date _______________________________________

         Name of corporation or other entity ________________________________________________________________________
         Signature of officer _______________________________________________________________________________________
         Name and Title of officer __________________________________________________________________________________
         Date _______________________________________

         Name of corporation or other entity ________________________________________________________________________
         Signature of officer _______________________________________________________________________________________
         Name and Title of officer __________________________________________________________________________________
         Date _______________________________________

         Name of corporation or other entity ________________________________________________________________________
         Signature of officer _______________________________________________________________________________________
         Name and Title of officer __________________________________________________________________________________
         Date _______________________________________




NOTES:
Filing Fee is $50.  This document must be filed with the Secretary of State.
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